UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2023

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	000-26584	91-1691604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. First Avenue, Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

Registrant's telephone number (including area code) (509) 527-3636

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BANR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.*

On July 19, 2023, Banner Corporation issued its earnings release for the quarter ended June 30, 2023. A copy of the earnings release is furnished herewith as Exhibit 99.1, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.*

Banner Corporation updated its investor materials. A copy of the updated investor materials is furnished herewith as Exhibit 99.2.

Item 8.01 Other Events.

On July 19, 2023, Banner Corporation announced its Board of Directors declared a regular quarterly cash dividend on Banner Corporation common stock of $0.48 per share, payable on August 11, 2023 to stockholders of record as of the close of business on August 2, 2023.

Item 9.01 Financial Statements and Exhibits.*

(d)    Exhibits

99.1    Press Release of Banner Corporation dated July 19, 2023.
99.2    Banner Corporation Investor Materials
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    The information furnished under Item 2.02, Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of Banner Corporation under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: July 19, 2023	By: /s/ Peter J. Conner
Peter J. Conner
Executive Vice President, Treasurer and Chief Financial Officer